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                                                                    EXHIBIT 99.2

                             CONTRIBUTION AGREEMENT
                                     BETWEEN
                                  TEXTRON INC.
                                       AND
                          TEXTRON FINANCIAL CORPORATION

     This Agreement, made and entered into as of February 8, 2007, by and between Textron Inc., a Delaware corporation ("TEXTRON"), and Textron Financial Corporation, a Delaware corporation ("TFC").

WITNESSETH:

     WHEREAS, Textron is the ultimate beneficial owner of 100% of the outstanding common stock of TFC;

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to them in the Indenture dated February 8, 2007 between TFC and Deutsche Bank Trust Company Americas (the "INDENTURE") governing the $300,000,000 principal amount of TFC's 6% Fixed-to-Floating Rate Junior Subordinated Notes (the "NOTES").

     2. Capital Contribution. If TFC defers interest on the Notes and makes a written request for a capital contribution from, or for a purchase of shares of Common Stock by, Textron in accordance with the Alternative Payment Mechanism set forth in the Indenture, Textron shall (i) make a capital contribution to TFC in cash or (ii) purchase shares of Common Stock for cash, in either case, in an amount equal to the aggregate accrued and unpaid deferred interest on the Notes (including compounded amounts), measured as of the next regularly scheduled Interest Payment Date on the Notes following the date of such request; provided that upon the occurrence of an Event of Default of the type described in Section 5.01(4) or Section 5.01(5) of the Indenture, Textron shall not be required to make a contribution or purchase that exceeds 25% of the then-outstanding principal amount of the Notes. Textron's obligation to make such capital contribution or share purchase is limited in any deferral period to the aggregate amount of interest actually deferred during such deferral period. TFC shall make such request in accordance with the Alternative Payment Mechanism, and Textron shall make such contribution or payment to TFC no later than on the Business Day immediately preceding such next regularly scheduled Interest Payment Date.

     3. Covenant. So long as any Notes remain Outstanding during any Deferral Period, Textron shall not declare or pay any dividends or any Distributions on, or redeem, purchase, acquire or make a liquidation payment on, any shares of Textron's capital stock, nor shall Textron permit any of its subsidiaries to purchase or acquire any shares of Textron's capital stock except that Textron may (A) declare or pay dividends or Distributions to common stockholders in the form of additional shares of Textron's common stock; (B) declare or pay a dividend in connection with the implementation of a Textron's shareholders' rights plan, or issue stock under such a plan, or redeem or repurchase any rights distributed pursuant to such a plan, (C) repurchase shares of Textron common stock pursuant to a contractually binding requirement to buy Textron common stock existing prior to the commencement of the Deferral Period, including under a contractually binding stock repurchase plan, (D) purchase Textron common stock for issuance pursuant to any employee benefit plans, (E) purchase Textron common stock pursuant to its buyback obligations under any equity compensation arrangements, (F) redeem, purchase, acquire or make a liquidation payment on shares of Textron capital stock in connection with the reclassification of any class or series of capital stock of Textron or the exchange or the conversion of one class or series of capital stock of Textron for or into another class or series of capital stock of Textron, (G) purchase or acquire fractional interests in shares of Textron capital stock in connection with the conversion or exchange provisions of such capital stock, or (H) redeem, purchase, acquire or make a liquidation payment on or in respect of Textron capital stock pursuant to any benefit plan or similar arrangement with or for the benefit of employees, officers, directors or consultants.

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     4. Waivers. Textron hereby waives any failure or delay on the part of TFC in asserting or enforcing any of its rights or in making any claims or demands hereunder.

     5. Termination or Amendment. This Agreement may be amended or terminated without the consent of Holders of Notes if (i) concurrently with such termination or amendment (x) not less than a majority of Common Stock has been transferred to a person that is not an affiliate of Textron, (y) such person assumes Textron's obligations under this Agreement or enters into an agreement acceptable to each nationally recognized statistical rating organization then rating the Notes that contains capital contribution provisions and dividend payment and share purchase restrictions that are substantially similar to the capital contribution provisions and the dividend payment and share purchase restrictions imposed on Textron under this Agreement and (z) each nationally recognized statistical rating organization then rating the Notes confirms that it will not downgrade the Notes or place the Notes on what is commonly referred to as a "watch list" for possible downgrading as a result of the termination or amendment of this Agreement or (ii) prior to such termination or amendment (w) the Support Agreement has been terminated, (x) each nationally recognized statistical rating organization then rating the Notes confirms that it will not downgrade the Notes or place the Notes on what is commonly referred to as a "watch list" for possible downgrading as a result of the termination of the Support Agreement, (y) shares of Common Stock are listed or quoted on a national securities exchange or traded on the over-the-counter bulletin board and (z) if this Agreement is to be terminated, TFC enters into a supplement to the indenture that contains restrictions on TFC that are substantially similar to the dividend payment and share purchase restrictions imposed on Textron under this Agreement. This Agreement may also be amended to (a) evidence the succession of another person to Textron and the assumption of this Agreement by such successor, (b) to add such further agreements as TFC and Textron consider appropriate for the protection of Holders of Notes or (c) to cure ay ambiguities or to correct or supplement any provision therein or to make other provisions in regard to matters or questions arising under this Agreement, provided no action under clause (b) or (c) shall adversely affect the interests of Holders of Notes. In addition, if an Event of Default of the type described in Section 5.01(4) or Section 5.01(5) of the Indenture has occurred, upon the contribution or payment to TFC by Textron of, or the purchase of shares of Common Stock by Textron for, an amount that equals the lesser of (i) the aggregate amount of unpaid deferred interest on the Notes (including compounded amounts) measured as of the next regularly scheduled Interest Payment Date, or (ii) the amount that equals 25% of the then outstanding principal amount of Notes, Textron shall have no further obligations under Section 2 of this Agreement. Except as described above, this Agreement may not be terminated or amended without the consent of Holders of at least a majority in aggregate principal amount of the Notes.

     6. Notices. Any notice, instruction, request, consent, demand or other communication required or contemplated by this Agreement shall be in writing, shall be given or made or communicated by hand delivery or fax, confirmed by telephone, addressed as follows:

     If to Textron: Textron Inc.
                    40 Westminster Street
                    Providence, RI 02940
                    Attention: VP & Treasurer
                    Tel.: (401) 457-6009
                    Fax: (401) 457-3533

     If to TFC:     Textron Financial Corporation
                    40 Westminster Street
                    Providence, RI 02940
                    Attention: Treasurer
                    Tel.: (401) 621-4238
                    Fax: (401) 621-4242

Any notice, instruction, request, consent, demand or other communication to Holders may be given by Textron or TFC in any manner contemplated by the Indenture. For all purposes of this Agreement, Textron and TFC may deem and treat the registered Holder of any Note as the absolute owner of such Note, and neither Textron nor TFC shall be affected by any notice to the contrary. The rights of beneficial owners in any Note shall be


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exercised only through the registered Holder of such Note, and Textron and TFC may rely and shall be fully protected in relying upon information furnished by such registered Holder. If Textron or TFC shall solicit from Holders any request, demand, authorization, direction, notice, consent, waiver or other action, Textron or TFC, as the case may be, may, at its option, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action. Any request, demand, authorization, direction, notice, consent, waiver or other action of a Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor.

     7. Governing Law. This Agreement shall be governed by the laws of the State of New York.

     8. Third Party Beneficiaries. Textron and TFC acknowledge and agree that this Agreement is entered into for the benefit of and is enforceable by the Holders of Notes; provided that no Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy with respect to this Agreement, unless (i) Textron shall have failed to comply with its obligations under this Agreement and such failure is continuing, and (ii) the Holders of not less than 50% in principal amount of the Outstanding Notes shall have provided a written notice to Textron of such failure and their intention to institute such proceeding or seek any such remedy not less than 60 days prior to taking any action with respect thereto; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all such Holders. Nothing expressed or referred to in this Agreement will be construed to give any person other than the parties to this Agreement and the Holders of Notes any legal or equitable right, remedy or claim under or with respect to any other provision hereof. Except to the extent stated above, this Agreement and all of its provisions and conditions shall be for the sole and exclusive benefit of the parties hereto and each party's successors and assigns.

     9. No Guarantee of TFC's Obligations. This Agreement is not intended to be and is not, and nothing contained herein and nothing done by Textron pursuant hereto shall be deemed to constitute, a guarantee by Textron of the payment of the interest or principal of any obligation, indebtedness or liability of any kind or character, however evidenced or arising, of TFC to any person or persons.

     10. Default. Upon and default by either party hereunder and the expiration of all applicable grace periods, the non-defaulting party shall have all rights and remedies available under applicable law.


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     11. Miscellaneous.

          (a) All headings herein are for convenience of reference only and shall be disregarded in the interpretation hereof.

          (b) This Agreement may be signed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

          (c) In the event of an assumption of Textron's obligations under this Agreement by a successor, such successor shall succeed to and be substituted for Textron with the same effect as if it had been named herein, and provided such assumption does not constitute an Event of Default under the Indenture or the Notes, upon such assumption, Textron shall be relieved of any further obligation hereunder.

          (d) In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


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                                        TEXTRON INC.


                                        By: /s/ Mary F. Lovejoy
                                            ------------------------------------
                                        Name: Mary F. Lovejoy
                                              ----------------------------------
                                        Title: Treasurer
                                               ---------------------------------


                                        TEXTRON FINANCIAL CORPORATION


                                        By: /s/ Thomas J. Cullen
                                            ------------------------------------
                                        Name: Thomas J. Cullen
                                              ----------------------------------
                                        Title: Executive Vice President and
                                               ---------------------------------
                                               Chief Financial Officer
                                               ---------------------------------


                                        By: /s/ B.F. Lynn
                                            ------------------------------------
                                        Name: B.F. Lynn
                                              ----------------------------------
                                        Title: Senior Vice President and
                                               ---------------------------------
                                               Treasurer
                                               ---------------------------------


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